Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2022
As Revised October 19, 2022
Summary Prospectus
Rice Hall James & Associates, LLC (RHJ) no longer serves as a sub-adviser for the fund, all references to RHJ have been removed.
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P. (AllianceBernstein), ArrowMark Partners (ArrowMark), Boston Partners Global Investors, Inc. (Boston Partners), FIAM LLC (FIAM), FIL Investment Advisors (FIA), Geode Capital Management, LLC (Geode), GW&K Investment Management, LLC (GW&K), J.P. Morgan Investment Management Inc. (JPMorgan), LSV Asset Management (LSV), Portolan Capital Management, LLC (Portolan), River Road Asset Management, LLC (River Road), and William Blair Investment Management, LLC (William Blair) have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SMC-SUSTK-0323-105 1.9878687.105	March 24, 2023